SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549

                                     FORM 8-K

                                  CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report: March 23, 1999
(Date of earliest event reported)

Commission File No. 333-61785

PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV (as depositor under the Sale and Master Servicing Agreement, dated as of March 1, 1999, relating to the Fremont Home Loan Owner Trust 1999-1, Home Loan Asset Backed Notes, Series 1999-1)


                 PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Delaware                                         06-1204982
--------------------------------------------------------------------------------
(State of Incorporation)                    (I.R.S. Employer Identification No.)

1285 Avenue of the Americas
New York, New York                                            10019
--------------------------------------------------------------------------------
(Address of principal executive offices)                    (Zip Code)



                                 (212) 713-2000
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, including area code)



--------------------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)

ITEM 5.  Other Events

         On March 1, 1999, Fremont Home Loan Owner Trust 1999-1 (the "Owner Trust") issued the Home Loan Asset Backed Notes, Series 1999-1 (the "Notes"), having an aggregate original principal balance of $415,545,505. The Notes were issued pursuant to an Indenture, dated as of November 1, 1998 (the "Indenture") between Fremont Home Loan Owner Trust 1999-1 (the "Owner Trust") and First Union National Bank ("First Union, in such capacity, the "Indenture Trustee"), a copy of which is filed as an exhibit hereto. The Owner Trust was formed by PaineWebber Mortgage Acceptance Corporation IV, a Delaware corporation (the "Registrant"), pursuant to an Owner Trust Agreement, dated as of March 1, 1999 (the "Owner Trust Agreement") among the Registrant, Fremont Investment & Loan (the "Transferor") and Wilmington Trust Company (the "Owner Trustee"), a copy of which is filed as an exhibit hereto. The Notes are secured by the assets of the Owner Trust, consisting primarily of a pool (the "Pool") of home loans (the "Loans"). The Loans were sold by the Registrant to the Owner Trust pursuant to a Sale and Master Servicing Agreement, dated as of March 1, 1999 (the "Sale and Servicing Agreement"), among the Owner Trust, as issuer, the Registrant, the Indenture Trustee and Fremont Investment & Loan, as master servicer and transferor, a copy of which is filed as an exhibit hereto.

         In addition, the Owner Trust and First Union, as administrator of the Owner Trust have entered into an Administration Agreement, dated as of March 1, 1999 (the "Administration Agreement"), a copy of which is filed as an exhibit hereto.

         Interest on the Notes will be paid on each Payment Date (as defined in the Sale and Servicing Agreement). Monthly payments in reduction of the principal balance of the Notes will be allocated to the Notes in accordance with the priorities set forth in the Sale and Servicing Agreement.

ITEM 7.  Financial Statements and Exhibits

         (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                           Description
-----------                           -----------

       (EX-4.1) Indenture, dated as of March 1, 1999, between Fremont Home Loan Owner Trust 1999-1 and First Union National Bank.

       (EX-4.2) Sale and Master Servicing Agreement, dated as of March 1, 1999, among PaineWebber Mortgage Acceptance Corporation IV, Fremont Home Loan Owner Trust 1999-1, Fremont Investment & Loan and First Union National Bank.

       (EX-99.1)                      Administration  Agreement,   dated  as  of
                                      March 1,  1999,  among  Fremont  Home Loan
                                      Owner Trust 1999-1,  Fremont  Investment &
                                      Loan and First Union National Bank.

       (EX-99.2)                      Owner Trust  Agreement,  dated as of March
                                      1,  1999,   among   PaineWebber   Mortgage
                                      Acceptance    Corporation    IV,   Fremont
                                      Investment   &  Loan,   Wilmington   Trust
                                      Company and First Union National Bank.

       (EX-99.3)                      Servicing Agreement,  dated as of March 1,
                                      1999, between Fremont Investment & Loan and Fairbanks Capital Corp.

       (EX-99.4)                      Financial Guaranty Insurance Policy, dated
                                      as of March 23,  1999,  between  Financial
                                      Security  Assurance  Inc.  and First Union
                                      National Bank.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         PAINEWEBBER MORTGAGE
                                         ACCEPTANCE CORPORATION IV


April 5, 1999

                                         By: /s/ Barbara Dawson
                                             -----------------------------------
                                             Name:  Barbara Dawson
                                             Title: Senior Vice President

                                INDEX TO EXHIBITS


                                                                  Paper (P) or
Exhibit No.          Description                                  Electronic(E)
-----------          -----------                                  -------------

(EX-4.1)             Indenture,  dated as of  March 1,  1999,           E
                     between  Fremont  Home Loan Owner  Trust
                     1999-1 and First Union National Bank.

(EX-4.2)             Sale  and  Master  Servicing  Agreement,           E
                     dated  as  of  March  1,   1999,   among
                     PaineWebber      Mortgage     Acceptance
                     Corporation  IV, Fremont Home Loan Owner
                     Trust 1999-1, Fremont Investment & Loan and First Union National Bank.

(EX-99.1)            Administration  Agreement,  dated  as of           E
                     March 1, 1999,  among  Fremont Home Loan
                     Owner Trust 1999-1,  Fremont  Investment
                     & Loan and First Union National Bank.

(EX-99.2)            Owner  Trust  Agreement,   dated  as  of           E
                     March   1,   1999,   among   PaineWebber
                     Mortgage   Acceptance   Corporation  IV,
                     Fremont  Investment  & Loan,  Wilmington
                     Trust  Company and First Union  National
                     Bank.

(EX-99.3)            Servicing  Agreement,  dated as of March           E
                     1, 1999,  between  Fremont  Investment &
                     Loan and Fairbanks Capital Corp.

(EX-99.4)            Financial   Guaranty  Insurance  Policy,           E
                     dated as of March 23, 1999, between Financial Security Assurance Inc. and
                     First Union National Bank.